We Generate Positive Energy

Forward-Looking Statements: Certain statements contained in this press release constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this press release, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “may,” “should,” “intend,” “could,” “believe,” “anticipate,” “estimate,” “expect,” “outlook,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements represent Ranger’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Ranger’s control. Should one or more of these risks or uncertainties described occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. Our future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in our current and past filings with the U.S. Securities and Exchange Commission (“SEC”). These documents are available through our website or through the SEC’s Electronic Data Gathering and Analysis Retrieval system at www.sec.gov. These risks include, but are not limited to, the risks described under “Part I, Item 1A, Risk Factors” in our Annual Report on 10-K filed with the SEC on March 5, 2024, and those set forth from time-to-time in other filings by the Company with the SEC. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law any forward-looking statement speaks only as of the date on which is it made. We disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this cautionary statement, to reflect events or circumstances after the date of this press release. This presentation includes financial measures that are not presented in accordance with generally accepted accounting principles ("GAAP"), including EBITDA and Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Adjusted Net Debt. While management believes such measures are useful for investors, they do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures should not be used as a replacement for, and should not be considered in isolation from, financial measures that are in accordance with GAAP. Please see the Appendix for reconciliations of those measures to comparable GAAP measures. Industry and Market Data: This presentation has been prepared by Ranger and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Ranger believes these third-party sources are reliable as of their respective dates, Management has not independently verified the accuracy or completeness of this information. Some data are also based on the management estimates and approximations derived from internal sources and the third-party sources described above. Additional Information: For additional information, please see our filings with the SEC. Our filings are available on the SEC’s website, as well as on our website, rangerenergy.com, under the “Investor Center” tab. 2 Important Disclosures

Largest Well Service Provider in the United States



Ranger Hub

Ticker / Exchange	RNGR / NYSE
Share Price (as of 11/26/2024)	$16.67
Fully Diluted Market Capitalization ($MM)	$365
Enterprise Value ($MM)[1]	$383
TTM Adjusted EBITDA ($MM)[2]	$75
Dividend Yield[3]	1.2%

Production Focused Well Service Company
- High-spec rigs provide downside protection and consistent demand
- Completions exposure provides upside to increased activity

High Cash Flow Conversion Through the Cycle
- Established fleet and low capital intensity result in significant free cash flow

Superior Balance Sheet and Returns-Focused Strategy
- Zero net debt foundational for dividend and share repurchase strategy

2023 Revenue by Segment ($MM)



High-Spec Rigs
49%
$636
Ancillary Services
20%
Wireline
31%

2023 Free Cash Flow[2] Conversion



Free Cash Flow[2]
$54.4M
64%
Adj EBITDA[2]
$84.4M

1. Enterprise Value is calculated as the sum of total market capitalization as of 11/26/2024 and net debt as of 9/30/2024
2. Non-GAAP financial measure. Please see the Appendix for a reconciliation to the nearest GAAP measure
3. Future dividends are subject to board approval

3

$1bn Medium Source: Spears & Associates, IBIS World-Drilling and Management Estimates Completion Production 30-40% 50-60% <10% Drilling Estimated Duration Volatility None High Medium Annual Market Size Ranger Revenue Contribution $15bn $25bn $10bn Low Decommissioning 1 week 15-20 years 1 week2-3 weeks 4 Ranger Services the Well Life after Drilling

Customer discretionary spending prioritizes maximizing existing production, making well service often the most profitable use of capital. Focusing on production enhances business resilience and reduces volatility throughout the cycle. Source: Spears & Associates 48% -40% -6% 87% -21% 21% 0% 69% 1% 19% 59% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E Exploration & Drilling Spending Well Completion Spending Well Production Spending Well Production Spending has increased more over the past cycle and showed the greatest resilience in downcycles. 5 Production Spending Resilient Through the Cycle

High-Spec Rigs Wireline Ancillary Strength of Segment ✓ Anchor business with largest market share in US onshore ✓ Holds significant excess asset capacity for future deployments ✓ Benefitting from operator consolidation with strong reputation for quality and safety ✓ Ability to continue to scale and grow through expanding market share and geographic reach Strength of Segment ✓ Significant market share in North region across Bakken and Powder River ✓ Reputation for versatility in completing a variety of production related jobs ✓ Growing production focused traditional wireline work despite pullback in market ✓ Addressable production service market is significant with opportunity to grow using North region reputation Strength of Segment ✓ Plug and Abandonment market growing with assets that overlap with other segments to support expansion ✓ Strong pull-through revenue opportunities from existing rig segment in coil tubing, rentals and P&A lines ✓ Torrent service line in high growth environment supporting in field power generation ✓ All service lines hold relatively smaller market share with potential for growth 6 Complementary Portfolio with Opportunities for Growth

$188 $293 $609 $637 - 200 400 600 800 2020 2021 2022 2023 7 Annual Revenue ($MM) Consistently strong Free Cash Flow conversion through: • Production cycle focus • Differentiated service lines • Ideal geographic positioning • Asset capacity available to deploy 1. TTM Return on Invested Capital is defined as Trailing Twelve-Month Net Income divided by the statistical mean value of combined debt and shareholders’ equity for the beginning and end of the trailing twelve-month period 2. See Appendix for a reconciliation of Non-GAAP financial measures including Adjusted EBITDA and Free Cash Flow 3. FCF modified for Q4’23 add back of purchased property & equipment related to asset acquisition related cost A 36% compound annual growth rate (CAGR) in revenue since 2020 Capital returns and growth with average annual ROIC of 9%(1) Adjusted EBITDA ($MM) & Free Cash Flow Conversion Percentage (2,3) Growth and Free Cash Flow Conversion Drives Returns $54.3 $47.8 $38.6 $52.2 Q4 2023 Q1 2024 Q2 2024 Q3 2024 TTM Free Cash Flow ($MM) & Returned Capital Percentage (2,3) 40% 62% 83% 59% $18.4 $11.0 $21.0 $25.2 Q4 2022 Q1 2023 Q2 2023 Q3 2023 158% 50% 32% 43%

High-Spec Rigs Growth 8 High-Spec Rigs segment thriving despite U.S. rig count declines. Production focused service line achieved record quarterly revenue and EBITDA in Q3 2024 demonstrating its counter-cyclical strength. • Successfully growing in competitive environment, as evidenced by 7% year- over-year revenue increase • Significant margin improvement, reflecting strong operational efficiency and cost management High-Spec Rigs Revenue & U.S. Rig Count Revenue in $MM High-Spec Rigs Adjusted EBITDA & Margin Adjusted EBITDA in $MM $77.7 $79.1 $79.0 $79.7 $82.7 $86.7 719 648 622 623 603 586 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Revenue Land Rig Count $15.6 $15.7 $15.4 $13.6 $18.7 $19.2 20.3% 19.7% 19.5% 17.1% 22.6% 22.2% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Adjusted EBITDA Adjusted EBITDA Margin

Revenue by Customer Type(1) Large Independent & Integrated Operators Small & Midsize Operators 9 Recurring Customer Awards 365 Day Incident Free Recognition Rig of the Month Awards Stop Work Authority Recognition 1. As of December 2023 Service & Safety Record Drives Customer Loyalty $690 $690 $700 $733 $718 $732 $741 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Blended High-Spec Rig Day Rates Over Time E&P consolidation has benefited Ranger as major operators prioritize service quality and reliability from a reduced number of vendors and look to build out full package solutions supporting margin improvement. Ranger has additional rigs it can deploy as part of strategic growth initiatives within our blue-chip customer base. HSR Customer Composition

Source: BHI Rig Count at year-end Ranger has achieved a 36% CAGR in revenue since 2020, driven by several successful acquisitions and growing its service lines organically. Despite a decline in drilling rig counts, the company continued to see incremental revenue growth in 2023. 10 $187.8 $293.1 $608.5 $636.6 $22.0 $13.0 $80.0 $84.4 351 586 779 622 2020 2021 2022 2023 Revenue Adjusted EBITDA US Rig Count Growth From Acquisitions and Increased Market Share Annual Consolidated Company Performance & U.S. Land Rig Count Revenues and Adjusted EBITDA in $MM

Ranger has led the way in consolidating and rationalizing the sector, more than doubling its size in 2021 through three highly accretive acquisitions that have delivered strong returns. 11 In 2021, Ranger invested $74.4 million to acquire three companies. These investments achieved payback in just over a year and are now generating between $15- 20 million in EBITDA per quarter. Acquisitions Have Created Significant Value 2021 Acquisitions Performance ($MM) $(74) $(64) $(58) $(44) $(22) $(9) $9 $25 $46 $64 $80 $103 $42 $74 $96 $112 $96 $101 $104 $108 $99 $88 $89 Total Investment 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Net Investment Revenue

12 Ranger has returned over 80% of its free cash flow to shareholders year to date in 2024. Committed to Returning Capital to Shareholders Cumulative Uses of Excess Cash Since Implementing Capital Returns Program Opportunistic Share Repurchases Accelerates Per Share Growth Outstanding Shares $MM Ranger’s capital return program initiated in 2023 demonstrates unparalleled shareholder commitment. • Total repurchase of 3.3 million shares, representing over 15% of shares outstanding as of September 30, 2024 • Returned nearly $41 million in share repurchases and dividends far exceeding our 25% minimum commitment 24.8M 24.5M 24.6M 22.7M 22.4M 22.2M Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 5.5 8.2 18.9 27.4 32.7 34.4 2.4 2.4 4.7 5.8 7.3 7.3 7.3 7.3 7.3 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Share Repurchases Dividends Acquisitions

13 Investment Highlights and Key Takeaways Strong track record of growth with compelling investment fundamentals with attractive free cash flow conversion and ROIC1 Differentiated focus on production services leads to a consistently growing market, reducing inherent cyclical volatility experienced in the industry2 Existing asset capacity allows for both organic and strategic growth, enhancing future returns and cash flows3 Industry consolidation continues and Ranger remains in aggressive pursuit of attractive, accretive transactions that will create value5 Shareholders benefit from a focused capital return framework that provides for meaningful return of capital while in pursuit of growth opportunities4

APPENDIX

16 Revenue ($MM) & Land Drilling Rig Count(1) Adjusted EBITDA(2)($MM) & Adjusted EBITDA Margin (1) Source: BH North American Rig Count weekly average (2) Please find the reconciliation to this non-GAAP measure in the Appendix Q3 2024 Operational Results ▪ Rig hours increased 3% from Q2 and 4% year- over-year, despite rig count declines of over 20% from prior year peaks ▪ HSR revenue was a record $86.7 million in Q3, 5% higher than the Company’s previous record set in the prior quarter of $82.7 million ▪ Emphasis on higher margin production work with blue chip customer base and enhanced utilization ▪ Adjusted EBITDA set another high record level during the third quarter at $19.2 million, resulting from increasing activity and rig deployments High-Specification Rigs Segment Highlights $79.7 $72.7 $77.5 $77.6 $79.1 $79.0 $79.7 $82.7 $86.7 761 776 760 719 648 622 602 588 587 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $17.0 $15.2 $17.4 $15.6 $15.7 $15.4 $13.6 $18.7 $19.2 21.3% 20.9% 22.4% 20.3% 19.7% 19.5% 17.1% 22.6% 22.2% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024

Processing Solutions & Ancillary Services Segment Highlights

Revenue ($MM) & Land Drilling Rig Count(1)


761
776
760
719
648
622
602
588
587
$36.7
$33.4
$30.1
$31.1
$32.0
$31.0
$24.4
$30.9
$36.0
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024

Adjusted EBITDA(2)($MM) & Adjusted EBITDA Margin


28.6%
19.8%
16.8%
17.8%
20.5%
16.9%
10.2%
23.6%
24.5%
$10.5
$6.6
$5.0
$5.6
$6.5
$5.3
$2.5
$7.3
$8.8
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024

Q3 2024 Operational Results

- Q3 rebound in Processing Solutions & Ancillary Services segment continued from Q2 and expected to remain resilient into Q4
- Increased revenue in Q3 by 17% from Q2 and increased Adjusted EBITDA by 20% to $8.8 million
- Coil tubing business fully recovered in Q3, with Q3 2024 revenues and margin marking the highest since Q3 2022
- P&A segment crossed the $10 million revenue mark for the first time in Q3 with increased decommissioning work
- Torrent gas processing business performed strongly, with line of sight into customer and contracts potential for full asset deployment by Q3 2025
- Rentals performance has continued to be resilient through market challenges over the past year, with strong margins



(1) Source: BH North American Rig Count weekly average
(2) Please find the reconciliation to this non-GAAP measure in the Appendix

17

18 Revenue ($MM) & Land Drilling Rig Count(1) Adjusted EBITDA(2)($MM) & Adjusted EBITDA Margin (1) Source: BH North American Rig Count weekly average (2) Please find the reconciliation to this non-GAAP measure in the Appendix ▪ Production Wireline revenue reached a new peak, reflecting increased operational activity and an intentional management decision to pivot to production related work ▪ Pump down revenues remain resilient, with some margin rebound from pricing and utilization pressures earlier in the year ▪ Wireline Completions work realized revenue and margin growth in Q3 for the first time this year, signaling a potential market bottom Q3 2024 Operational Results Wireline Services Segment Highlights $60.6 $48.3 $49.9 $54.5 $53.2 $41.5 $32.8 $24.5 $30.3 761 776 760 719 648 622 602 588 587 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $11.4 $4.7 $4.2 $5.7 $7.4 $2.8 $0.2 $0.4 $2.7 18.8% 9.7% 8.5% 10.4% 13.9% 6.8% 0.6% 1.6% 9.0% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024

19 Non-GAAP Reconciliation: Adjusted EBITDA ($MM) High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Three Months Ended September 30, 2024 Net income (loss) $ 13.8 $ — $ 6.6 $ (11.7) $ 8.7 Interest expense, net — — — 0.7 0.7 Income tax expense — — — 3.5 3.4 Depreciation and amortization 5.7 2.7 2.2 0.5 11.1 EBITDA 19.5 2.7 8.8 (7.0) 24.0 Equity based compensation — — — 1.4 1.4 Gain on disposal of property and equipment — — — (0.1) (0.1) Legal fees and settlements (0.3) — — 0.1 (0.2) Adjusted EBITDA $ 19.2 $ 2.7 $ 8.8 $ (5.6) $ 25.1

20 High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Three Months Ended June 30, 2024 Net income (loss) $ 11.8 $ (2.6) $ 5.2 $ (9.7) $ (4.7) Interest expense, net — — — 0.6 0.6 Income tax expense — — — 2.0 2.0 Depreciation and amortization 5.6 2.9 2.0 0.5 11.0 EBITDA 17.4 0.3 7.2 (6.6) 18.3 Equity based compensation — — — 1.4 1.4 Gain on disposal of property and equipment — — — (0.3) (0.3) Severance and reorganization costs 0.7 0.1 0.1 0.1 1.0 Legal fees and settlements 0.5 — — — 0.5 Acquisition related costs 0.1 — — — 0.1 Adjusted EBITDA $ 18.7 $ 0.4 $ 7.3 $ (5.4) $ 21.0 Non-GAAP Reconciliation: Adjusted EBITDA ($MM)

21 High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Three Months Ended March 31, 2024 Net income (loss) $ 7.8 $ (2.9) $ 0.5 $ (6.2) $ (0.8) Interest expense, net — — — 0.8 0.8 Income tax benefit — — — (0.5) (0.5) Depreciation and amortization 5.6 3.1 2.0 0.5 11.2 EBITDA 13.4 0.2 2.5 (5.4) 10.7 Equity based compensation — — — 1.2 1.2 Gain on disposal of property and equipment — — — (1.3) (1.3) Acquisition related costs 0.2 — — 0.1 0.3 Adjusted EBITDA $ 13.6 $ 0.2 $ 2.5 $ (5.4) $ 10.9 Non-GAAP Reconciliation: Adjusted EBITDA ($MM)

22 High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Three Months Ended December 31, 2023 Net income (loss) $ 10.0 $ (1.8) $ 3.4 $ (9.5) $ 2.1 Interest expense, net — — — 0.7 0.7 Income tax expense — — — 1.8 1.8 Depreciation and amortization 5.4 2.9 1.9 0.4 10.6 EBITDA 15.4 1.1 5.3 (6.6) 15.2 Equity based compensation — — — 1.2 1.2 Gain on disposal of property and equipment — — — (0.2) (0.2) Severance and reorganization costs — 1.7 — — 1.7 Acquisition related costs — — — 0.5 0.5 Adjusted EBITDA $ 15.4 $ 2.8 $ 5.3 $ (5.1) $ 18.4 Non-GAAP Reconciliation: Adjusted EBITDA ($MM)

23 High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Three Months Ended September 30, 2023 Net income (loss) $ 10.6 $ 4.3 $ 4.5 $ (10.0) $ 9.4 Interest expense, net — — — 0.7 0.7 Income tax expense — — — 1.6 1.6 Depreciation and amortization 5.1 3.1 2.0 0.4 10.6 EBITDA 15.7 7.4 6.5 (7.3) 22.3 Impairment of fixed assets — — — 0.4 0.4 Equity based compensation — — — 1.3 1.3 Gain on disposal of property and equipment — — — (0.1) (0.1) Acquisition related costs — — — 0.1 0.1 Adjusted EBITDA $ 15.7 $ 7.4 $ 6.5 $ (5.6) $ 24.0 Non-GAAP Reconciliation: Adjusted EBITDA ($MM)

24 High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Three Months Ended June 30, 2023 Net income (loss) $ 11.5 $ 2.8 $ 4.2 $ (12.4) $ 6.1 Interest expense, net — — — 0.9 0.9 Income tax expense — — — 2.0 2.0 Depreciation and amortization 4.1 2.9 1.4 0.3 8.7 EBITDA 15.6 5.7 5.6 (9.2) 17.7 Equity based compensation — — — 1.2 1.2 Loss on retirement of debt — — — 2.4 2.4 Gain on disposal of property and equipment — — — (0.5) (0.5) Severance and reorganization costs — — — 0.2 0.2 Acquisition related costs — — — 0.9 0.9 Adjusted EBITDA $ 15.6 $ 5.7 $ 5.6 $ (5.0) $ 21.9 Non-GAAP Reconciliation: Adjusted EBITDA ($MM)

25 Non-GAAP Reconciliation: Free Cash Flow ($MM) September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 Net cash provided by operating activities 17.7$ 22.1$ 12.0$ 37.7$ 12.2$ Purchase of property and equipment (6.9) (15.3) (6.5) (8.6) (15.0) Free Cash Flow 10.8$ 6.8$ 5.5$ 29.1$ (2.8)$ Three Months Ended